UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2009

CenturyTel, Inc.

(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	1-7784 (Commission File Number)	72-0651161 (I.R.S. Employer Identification No.)

100 CenturyTel Drive, Monroe, Louisiana 71203

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 2, 2009,  CenturyTel, Inc. and Embarq Corporation announced the selection of CenturyLink as the name of their combined company.  Please see the accompanying press release included as Exhibit 99.1 concerning this announcement.

 Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 2, 2009 announcing name and logo of combined company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.
Dated: June 4, 2009	/s/ Neil A. Sweasy
Neil A. Sweasy
Vice President and Controller